Employee Benefits	9 Months Ended
Sep. 30, 2020
Postemployment Benefits [Abstract]
Employee Benefits
19. Employee Benefits
Full time employees of the Group in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to the employees. Chinese labor regulations require that the PRC subsidiaries of the Group make contributions to the government for these benefits based on certain percentage of the employees’ salaries, up to a maximum amount specified by the government. The Group has no legal obligation for the benefits beyond the contribution made. The total amounts charged to the interim condensed consolidated statements of comprehensive loss for such employee benefits amounted to approximately RMB9,987 and RMB8,815 for the nine months ended September 30, 2019 and 2020, respectively.